SECURITIES AND EXCHANGE COMMISSION         Execution Copy
                              WASHINGTON D.C. 20549

                                 -------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 11, 1996

                               POWER DESIGNS INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          New York                   0-1921                   11-1708714
--------------------------------------------------------------------------------
       (State or other             (Commission              (I.R.S. Employer
       jurisdiction of              File No.)            Identification  Number)
incorporation or organization)

14 Commerce Drive, Danbury, Connecticut                          06810
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

                                 (203) 748-7001
--------------------------------------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)

                 250 Executive Drive, Edgewood, New York, 11717
--------------------------------------------------------------------------------
   (Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                     Report)

Item 2      Acquisition or Disposition of Assets.

            Not amended.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Attached

(c)         Exhibits

            Not amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 6, 1997                     By:   /s/ Jonathan D. Betts
                                              -----------------------------
                                              Chairman

                               POWER DESIGNS, INC.

                                   ----------

               Unaudited Proforma Combined Statement of Operations

                        For The Year Ended June 30, 1996

                                   ----------

                                                                                         Proforma
                                                                                         Combined
                                             Power Designs, Inc.   Technipower, Inc.   Statement of
                                                June 30, 1996        July 31, 1996      Operations
                                                -------------        -------------      ----------
Net sales                                         $ 575,429           $ 3,664,367       $ 4,239,796

Cost of sales                                       504,173             3,269,440         3,773,613
                                                  ---------           -----------       -----------

Gross profit                                         71,256               394,927           466,183

Selling, general and administrative expense         396,766             2,439,093         2,835,859
                                                  ---------           -----------       -----------

Net loss before other income (expense)             (325,510)           (2,044,166)       (2,369,676)
                                                  ---------           -----------       -----------

Other income (expense):
  Investment income                                   1,627                  --               1,627
  Interest expense                                 (123,597)               (1,816)         (125,413)
  Abandoned acquisition                            (126,052)                 --            (126,052)
                                                  ---------           -----------       -----------

                                                   (248,022)               (1,816)         (249,838)
                                                  ---------           -----------       -----------

Net loss                                          $(573,532)          $(2,045,982)      $(2,619,514)
                                                  =========           ===========       ===========

          The accompanying notes are an integral part of these combined financial statements

                               POWER DESIGNS, INC.

                                    ---------

                    Unaudited Proforma Combined Balance Sheet

                               September 30, 1996

                                    ---------

                                                                    Technipower,Inc.         Proforma
                                             Power Designs, Inc.    October 11, 1996         Combined
                                             September 30, 1996   (Date of Acquisition)    Balance Sheet
                                             ------------------   ---------------------    -------------
               ASSETS

Current assets:
   Cash                                         $      --             $   219,000           $   219,000
   Accounts receivable                               71,162               582,000               653,162
   Inventories                                      207,297             1,900,000             2,107,297
   Prepaid expenses                                   4,452                  --                   4,452
                                                -----------           -----------           -----------
     Total current assets                           282,911             2,701,000             2,983,911
                                                -----------           -----------           -----------

Property and equipment, less accumulated
   depreciation                                       4,246               525,000               529,246
                                                -----------           -----------           -----------

Other assets:
   Acquisition deposit                              440,000              (440,000)                 --
   Investment in partnership                         21,221                  --                  21,221
   Security deposits                                  3,855                  --                   3,855
   Goodwill                                            --               1,973,000             1,973,000
   Financing fees and organizational costs             --                 260,000               260,000
                                                -----------           -----------           -----------
                                                    465,076             1,793,000             2,258,076
                                                -----------           -----------           -----------

                                                $   752,233           $ 5,019,000           $ 5,771,233
                                                ===========           ===========           ===========
    LIABILITIES AND STOCKHOLDERS'
               DEFICIT

Current liabilities:
   Seller financing                             $      --             $ 2,750,000           $ 2,750,000
   Cash overdraft                                     4,153                  --                   4,153
   Accounts payable and accrued expenses            201,673               493,442               695,115
   Current portion of long-term debt              1,619,775            (1,380,346)              239,429
   Payables related to reorganization,
     including accrued interest                     261,531              (120,256)              141,275
                                                -----------           -----------           -----------
     Total liabilities                            2,087,132             1,742,840             3,829,972
                                                -----------           -----------           -----------

Long-term debt:
   Notes payable - affiliates                          --               3,004,306             3,004,306
                                                -----------           -----------           -----------

Stockholders' deficit:
   Preferred stock                                     --                 264,854               264,854
   Common stock                                         240                  --                     240
   Additional paid in capital                       820,732                 7,000               827,732
   Deficit                                       (2,155,871)                 --              (2,155,871)
                                                -----------           -----------           -----------
     Total stockholders' deficit                 (1,334,899)              271,854            (1,063,045)
                                                -----------           -----------           -----------

                                                $   752,233           $ 5,019,000           $ 5,771,233
                                                ===========           ===========           ===========

          The accompanying notes are an integral part of these combined financial statements

                               POWER DESIGNS, INC.

                                   ----------

               Unaudited Proforma Combined Statement of Operations

                  For The Three Months ended September 30, 1996

                                   ----------

                                                                                         Proforma
                                                                  Technipower, Inc.      Combined
                                             Power Designs, Inc.  August 1 through     Statement of
                                             September 30, 1996   October 11, 1996      Operations
                                             ------------------   ----------------      ----------
Net sales                                        $  90,502           $ 472,904           $ 563,406

Cost of sales                                       79,642             420,292             499,934
                                                 ---------           ---------           ---------

Gross profit                                        10,860              52,612              63,472

Selling, general and administrative expense        108,320             631,483             739,803
                                                 ---------           ---------           ---------

Net loss before other income (expense)             (97,460)           (578,871)           (676,331)
                                                 ---------           ---------           ---------

Other income (expense):
  Investment income                                  1,000                  26               1,026
  Interest expense                                 (33,947)               (317)            (34,264)
                                                 ---------           ---------           ---------

                                                   (32,947)               (291)            (33,238)
                                                 ---------           ---------           ---------

Net loss                                         $(130,407)          $(579,162)          $(709,569)
                                                 =========           =========           =========

          The accompanying notes are an integral part of these combined financial statements

                               POWER DESIGNS, INC.

                                    ---------

          Notes To The Unaudited Proforma Combined Financial Statements

                                    ---------

Note 1 - Basis of Presentation:

The financial information included herein is unaudited; however, such information reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair statement of results for the periods shown.

The fiscal year end of the acquired company (Technipower, Inc.) is July 31, 1996, and accordingly, the statement operations of this company was combined with Power Designs, Inc. as of June 30, 1996.

The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year.

Note 2 - Acquisition:

On October 11, 1996, a wholly owned subsidiary of Power Designs, Inc. (PDIXF Acquisition Corporation) acquired for approximately $4,430,000, the net assets of two divisions of Penril Datacomm Networks, Inc. These two divisions, Technipower Power, Inc. and Constant Power, Inc., are manufacturers of power supplies, auto transformers, power line conditioners and uninterruptable power supplies. Additionally, the Company repaid loans, notes payable and obligations to creditors totaling approximately $1,490,000 that existed as of October 11, 1996. The Company also incurred approximately $260,000 in costs (financing and organizational) related to the transaction.

Funding for the above transaction (approximately $6,180,000) was provided by the following:

          316,743 shares of preferred stock convertible to
             common stock at a conversion rate to be determined
             at a future date                                        $  265,000
          Warrants convertible into 416,749 shares of
             common stock at 87.5 cents per share                         7,000
          Subordinate debt from six individuals and
             a limited partnership                                    1,087,000
          Note payable to Inverness Corporation
             (Due April 1, 1998)                                      2,290,000
          Seller financing (Due 12/31/96)                             2,750,000

             Total sources                                            6,399,000

          Less:  cash deposited into PDIXF Corp.
             for working capital                                       (219,000)
                                                                     ----------

                                                                     $6,180,000
                                                                     ==========

The Company expects to do a secondary stock offering prior to December 31, 1996, which would provide the funds to repay the seller financing provided by Penril. Should a secondary offering not occur by this date, bridge financing will need to be secured. The Company is simultaneously working to arrange that financing.